Panacea Life Sciences

# Exhibit 99.3

## July 2023

# PLSH Investor Presentation

# Disclaimer

This Presentation (the "Presentation") has been prepared solely for informational purposes by Company and any individuals mentioned in the Presentation (together, "Company") and is being furnished solely for use by prospective investors and other third parties in connection with their consideration of an investment in the Company. This presentation is not, and should not be assumed to be, complete. This presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in this presentation and other information provided by or on behalf of the Company. Any views and opinions expressed in this presentation are those of the Company and do not necessarily represent facts. In addition, certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. The information presented herein remains subject to change. Statements in this presentation are made as of the date of this presentation unless stated otherwise.

This Presentation is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities.

Certain information set forth in this presentation contains "forward-looking information", including "future oriented financial information" and "financial outlook", under applicable securities laws (collectively referred to herein as forward-looking statements). Except for statements of historical fact, information contained herein constitutes forward-looking statements and includes, but is not limited to, the (i) projected financial performance of the Company; (ii) a possible listing of the Company's securities on a national exchange; (iii) the expected development and implementation of the Company's business, projects and joint ventures; (iv) the Company's vision and growth strategy, including with respect to future M&A activity and global growth; (v) sources and availability of third-party financing; (vi) completion of the Company's projects that are currently underway, in development or otherwise under consideration; (vii) renewal of the Company's current customer, supplier and other material agreements; (viii) anticipated launching of new sales channels on different platforms and in different countries; and (ix) future liquidity, working capital, and capital requirements. Forward-looking statements are provided to allow potential investors the opportunity to understand management's beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment.

These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.

Although forward-looking statements contained in this presentation are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate in any form, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements or any material contained in the Presentation.

# Panacea Life Sciences Overview



- Panacea Life Sciences Holdings, Inc. (PLSH) is a holding company structured to support the natural ingredients and health & wellness industry. Its subsidiary, Panacea Life Sciences, Inc. (PLS), is dedicated to manufacturing, product development and producing the highest-quality nutraceutical, cannabinoid, kratom and mushroom products for consumers and pets, with an expertise in vegan softgel encapsulation.

- Established in 2017, PLS is a woman-owned and woman-led company. Panacea operates out of its 51,000 square foot, state-of-the-art, cGMP facility in Golden Colorado. In 2023, Panacea has expanded its contract manufacturing customer base to over 30 natural ingredient customers providing R&D, product design, production (softgels, tinctures, topicals), bottling and fulfillment services. It also continues to promote its own brand of CBD, CBG and THCV health related products.

- In 2nd Q 2023 PLSH plans to acquire the assets of N7 Enterprises which operates an expanding Florida chain of kava and kratom lounges under the Lizard Juice™ and N7 Nitro Kava™ brands founded in 2012, and is also a distributor of CBD, Delta 8, Mushroom, hemp, VAPE, kratom and kava related products.

# Proven Leadership Team



### LESLIE BUTTORFF

Chief Executive Officer & Chairman

Over 35 years as a senior executive in management, marketing, engineering, and financial analyses at companies such as AT Kearny, Arthur D. Little, EDS (HP) and Perot Systems. BS Statistics and Masters in Industrial Administration.



### NICK CAVARRA

President

Over 25 years of management, leadership and sales experience for large companies and startups. Strong visionary and business development skills with successful launches in multiple industries. BS in Economics.



### JAMES BAUMGARTNER, PHD

Chief Science Officer

Expertise in drug discovery and development, assisting over 700 biotechnology and pharmaceutical companies reach unparalleled levels. Ph.D. in Biochemistry and Pharmacology.



### LARRY WERT

Board Member

President of Tribune Media, the nation's largest local broadcast group, since Tribune was acquired in September 2019, Larry has been working in the Healthcare, Spirits, and Media industries.



### JORDAN BUTTORFF

Chief Information Officer

Extensive experience in implementing eCommerce strategy, SAP Enterprise Systems, project management software, social media, SEO, and web development. BS in Info. Mgmt.

# ABOUT PLSH

PANACEA LIFE SCIENCES HOLDINGS, INC. is a holding company that currently operates several divisions with plans to expand operations

## I. CONTRACT MFG



CONTRACT MANUFACTURING FOR NUTRACEUTICAL & CANNABINOID COMPANIES

## II. RETAIL SALES

PANA

PLANT-BASED RETAIL PRODUCT SKUS

## III. FRANCHISE

N7 NITRO KAVA

STRANGE CLOUDZ VAPE & SMOKE SHOP

RETAIL KRATOM/ KAVA BARS

## IV. Q3 2023 - DISTRIBUTION



VapeTV

DISTRIBUTION CHANNELS

## V. Q3 2023 - PLANT BASED ALT-PRODUCTS



MUSHROOM/PSILOCYBIN, KRATOM, ALT-CANNABINOIDS, NUTRACEUTICAL

## VI. Q4 2023 - BEVERAGE MFG /PROD DEV



DEVELOPING MFG LINE & PRODUCTS

# I. CONTRACT MANUFACTURING



**Panacea has significant manufacturing capabilities and its primary focus in contract manufacturing for the nutraceutical, cannabinoid, mushroom and kratom industries.**

**Consumers are actively searching for pharmaceutical alternatives with medical benefits**

**$320 billion** market expected to grow to **$658 billion** by 2028. source: New Hope Research 2023

Gaining popularity with rising awareness of "natural" health benefits instead of synthetic pharma products

# State-of-the-Art 51,000 sq.ft. cGMP Manufacturing Facility

Producing High Quality, Pharmaceutical Grade Products

- **$1.2B** – Total capacity of production capabilities
- **150k – 300k** – Oval 7.5 VEGAN softgel production per shift
- **50-60/min** – Bottling and Labeling Capabilities (30 Ct.)
- **500k-1M** – Oval 7.5 Bovine softgel production per shift
- **10,000** – Liquid fills per day (tinctures, pens, etc.)
- Complete turn-key fulfillment services upon request



# GMP Certified (21 CFR Part 111)


SGS
Panacea Life Sciences
Golden CO, 80403, United States
Good Manufacturing Practice
Codex Alimentarius Commission,
Recommended International Code of Practices,
General Principles of Food Hygiene, CAC/RCP 1-1969, Rev. 4 (2003)
and of SGS GMP Standard including key elements of Manufacturing,
Packaging, Labelling or Holding Operations for Dietary Supplements
21 CFR Part 111-June 25, 2007
Mixing bovine gelatine(soft gels)and tinctures filling and labeling soft gels and tinctures
This certificate is valid from 10 February 2021 until 10 February 2024
and remains valid subject to satisfactory surveillance audits.
Recertification audit due a minimum of 60 days before the expiration date.
Issue 1 : 11 February 2021. Certified since 10 February 2021.
SGS

CURRENT GOOD MANUFACTURING PRACTICE
cGMP CERTIFIED

COLORADO PROUD


Panacea Life Sciences

FDA REGISTERED

The U.S. Food and Drug Administration (FDA) is hereby providing you with a confirmation copy of the information FDA received regarding registration of your facility with the FDA as required by 21 CFR Part 1, Subpart H, and the Public Health Security and Bioterrorism Preparedness and Response Act of 2002. The FDA Registration of Food Facilities database shows:

| | |
|---|---|
| Food Facility Name: | Panacea Life Sciences |
| Food Facility Registration Number: | 17555939820 |
| PIN: | 137fiBxc |

| | | | |
|---|---|---|---|
| Street Address Line 1: | 16194 W 45th Dr | | |
| Street Address Line 2: | | | |
| City: | Golden | State/Province: | Colorado |
| ZIP/Postal Code: | 80403 | | |
| Country/Area: | UNITED STATES | | |

**Trust, Quality, Transparency & Communication**

# R&D | Custom Formulation

**Panacea's Focus on Efficacy, Bioavailability**

Panacea's R&D department has spent years researching and testing various blends of ingredients that were very difficult to encapsulate.

Our highly trained chemists and technicians have the opportunity to take risks, think outside-the-box and develop innovative techniques to increase efficacy in the products we make for our customers.

In addition, Panacea has developed various methods and ingredient combinations that increase the bioavailability of our CBD softgel products which can be incorporated into other health related products.







# Vegan Softgel Production

We spent several years of development to become experts in this field.


Cassava Plant
Cassava Root
Tapioca
Starch Softgels

## Why tapioca starch softgels?

- 100% vegan-friendly
- No genetic modification
- Easily digestible
- Excellent thermal stability
- Helps with gastrointestinal issues

… to perfect our VEGAN softgel production!

# Bovine Softgel Production

**Panacea's Bovine Softgel Production Includes:**

- Two softgel machines that can produce over 1.5m softgels per day
- Multiple die capabilities to meet customers' gel size needs
- Experienced staff who are GMP-trained
- R&D, formulation and stability studies available
- Experienced procurement department



# In-House Analytics & Quality

COLLEGE OF NATURAL SCIENCES
COLORADO STATE UNIVERSITY

## Panacea's Focus on Science, Research & Quality

One of our strongest company attributes is our well-equipped, state-of-the-art, chemical analytical laboratory at the Panacea Life Sciences Cannabinoid Research Center at Colorado State University. Highly trained chemists and technicians create an environment of product integrity with complete confidentiality and full compliance with State and Federal regulations.

Panacea's Quality Assurance and Control provides testing through all stages of production, from incoming raw material testing and identification, in-process quality checks, and final product testing for potency and quality.

Panacea uses independent, third-party testing laboratories to validate the quality of our products and meet customer requirements. These labs are an extension of our in-house laboratory. Additionally, we qualify each of our third-party labs by verifying their data is technically sound, ISO/IEC 17025 accredited, and cGMP compliant.


Colorado State University
Leslie A. Buttorff
PANACEA LIFE SCIENCES
CANNABINOID RESEACH CENTER




novasep



# II. CBD/NUTRACEUTICAL RETAIL STRATEGY


1
2
3
4
Test Seeds & Soil
Receive Hemp
Test Hemp
Extract Crude Oil
Test Crude Oil
Process to Distillate
Test Distillate
Process to Isolate


5
6
7
Isolate
Develop Formu-lation
Test Formu-lation
Finalize Product
Certificate of Analysis
Bottle & Label
Distribute

Panacea seeks to acquire other brands in both the CBD and natural plant-based categories to increase revenue and market share in a difficult but still growing market.

**~64 Million** people have tried CBD in the last 24 months

**$2.7 Billion** market valued in 2021

**$20 Billion** market expected to surpass by 2025

**51% CARGR** market expected to grow from 2023 to 2030

Source: Frontier Data Q2 2023

# Current Product SKUs and White Label Opportunities


PANA
HEALTH
DAILY 50mg CBD
PANA
HEALTH
F.A.S.T. EXTRA 50mg CBD
PANA
HEALTH
CBD OIL DROPS

Health-Related


PANA
BEAUTY
PANA
BEAUTY

Skin Care Products


PANA
HEALTH
SOOTHE CBD SALVE

Topicals


PANA
PET

Dogs, Cats and Horses


PANA
SPORT
CBD KINESIOLOGY TAPE

Patches and K-Tape


PANA
LIFE
GUMMIES

Gummies

**Ready to expand your product line?**

Panacea can manufacture additional lines of products in our laboratory in Golden, Colo. or through select manufacturing partners that align with our quality demands and certifications. This includes all businesses in the nutraceutical, plant-based sector.

# III. FRANCHISE



## RETAIL KRATOM AND KAVA BARS

- Eight Retail Kratom and Kava Bars.
- Plan to have 25 corporate stores by end of 2024 in select markets.
- Expand franchising and licensing all under a selected new name.

CERTAINLY, THE GROWING POPULARITY OF KRATOM AND KAVA AS A MOOD-BOOSTER, SOCIAL DRINK, ANTI-ANXIETY REMEDY, HEALTH SUPPLEMENT OR ALTERNATIVE TO ALCOHOL IS A POSITIVE DEVELOPMENT.

**+$200M**

Kava sales per year globally

**Florida**

Has most numbers of kava bars

# IV. DISTRIBUTION STRATGEY

PANACEA DISTRIBUTION operates a cash and carry warehouse for the smoke and vape industry/Delta products/Kratom products. It also includes our proprietary AI vending machine--VICKI .

**$7.43B**

Market size value in 2021

**9,552**

Number of Businesses in the US



PANACEA

Secure-payment is authorized before access is granted. All customer events and products are tracked using advanced technology.

The first AI (artificial intelligence) virtual assistant designed for retail and at the point-of-sale. VICKI can learn customers' preferences and habits to offer an enhanced customer experience.

Customizable. VICKI looks great and seamlessly fits into all retail environments. Layout and planograms are customizable.

## REVENUE IN THE VAPE/E-CIGARETTE MARKET

IN MILLION US$ (WORLDWIDE)



30,000
25,000
20,000
15,000
10,000
5,000
0
17,639
19,281
21,064
22,713
24,172
2019
2020
2021
2022
2023



# V. ALT-NATURAL PRODUCTS

## DEVELOPING NATURAL,PLANT-BASED PRODUCTS

- Mushroom/Fungi Products
  - Functional (Lion's Mane)
  - Recreational (Amanita)
  - Psychedelics (Psilocybin)
- Kratom
  - Beverages
  - Softgels
  - Powders
- Alt-Cannabinoids
  - THCV
  - THCA
  - CBN
  - CBG









# VI. BEVERAGE MFG & PRODUCT DEV



ENERGY
KRATOM
CAFFEINE
LIZARD JUICE
DELTA
FUSION
WATERMELON • STRAWBERRY

## ALL NATURAL ENERGY & HEALTH DRINK

**N7 Enterprises is currently formulating a proprietary all-natural energy drink called "Lizard Juice". PLSH will distribute and market this drink within its channels.**

33.85%

US respondents claim they consume energy drinks regularly.

$86.01 **B**ILLION

By 2026, the global energy drink market

GLOBAL ENERGY DRINKS MARKET SIZE



$100B
$80B
$60B
$40B
$20B
$0K
$57B
$61B
$65B
$70B
$75B
$80B
$86B
2019
2020
2021
2022
2023
2024
2025

**Unlike most other energy beverages, N7 Lizard Juice natural energy drinks don't contain ingredients such as artificial sweeteners or synthetic colorings, which some people prefer to leave out of their diets. They're made with naturally derived ingredients like green tea, yerba mate, and botanical extracts. Additionally, our drinks do not contain added sugars, and do not overload consumers with caffeine.**

Source: Mordor Intelligence

# ABOUT THE ENERGY DRINK INDUSTRY


1%
1%
3%
3%
10%
43%
39%
Red Bull
Monster
Rockstar
Amp
NOS
Full Throttle
Xyience Xenergy

An energy drink is a non-alcohol beverage that contains stimulant components, such as caffeine, sugar, other sweeteners, herbal extracts, taurine, and amino acids. Over the last 20 years, energy drinks such as Red Bull and Monster have become increasingly popular, rapidly gaining energy drink market share, especially with young people, with many clubbers mixing them with alcohol.


Red Bull
ENERGY DRINK
TAURINE
MONSTER
ENERGY

Source: Mordor Intelligence

# Advancements Through Scientific Expertise

## Panacea Scientific Advisory Board



**Nathan Morris, MD**
General Practitioner
Highly regarded holistic doctor and actual customer of Panacea



**Janice Knox, MD**
General Practitioner
Leading expert in Cannabis/Hemp Industry



**Paul Dean, MD**
Dermatologist
Strategic Partner in the Personal Care industry



**Melissa Reynolds, PhD**
Analytical Chemist, Head of CRC
Head of the Panacea Cannabinoid Research Center at CSU



**Stephanie McGrath, D.V.M.**
Small Animal Veterinarian
Leading research consultant in the Veterinary field



**Dr. Larry Good**
Gastroenterologist
Leading research consultant in the Veterinary field.

# On-Going Research Studies for Pharmaceutical Altern

## Near-Term Opportunities to Provide Solutions in Areas of High-Value and Unmet Need

Method Development: Removal of pesticides, isolation of CBDV, CBC

### Animal Studies

**McGrath and Moreno (CSU)**: CBD and CBG ability to treat or slow age-related dementia (translational model for human dementia and Alzheimer's Disease)

**Gordon (ISU)**: Analgesic activity of CBD in juvenile dairy cows.

### Human Clinical Studies

**Reynolds (CSU) Crews (ASU):** Cannabinoid ability to treat Irritable Bowel Syndrome and anxiety

**Hoffman (CU Anschutz):** Cannabinoid ability to treat chronic pelvic pain and/or vulvodynia

**Reynolds (CSU):** Bioavailability of CBD and CBG various dosage forms, enhanced bioavailability formulas and THC levels in urine post-dose

# PLSH Proposal for Acquisition Companies



**PLSH is currently traded on OTCQB and is in good standing. Market cap before the Cannabis market turndown was $75.6M. It currently has one subsidiary, Panacea Life Sciences, Inc.**

Currently 15M shares outstanding and price is around $0.50

**Strategy to increase share price and grow is a roll up strategy of small related companies. Target companies all achieve an upside in the growth of the stock price. For the target company there are minimal changes as the company would operate as a business unit under the PLSH corporate structure.**

**Criteria for successful acquisition:**

1)Targets are between $1 to 15M in top line revenue.

2) Positive cash flow.

3) PLSH uses SAP ERP system, so a business unit for each acquisition is formed and PLSH runs the financials for all companies.

4) Company currently uses outside manufacturer, so that PLSH can take over manufacturing to drive down costs.

**What is the financial arrangement for the target company acquired**

1) Business operates as is, except PLSH manages the books (as we needed auditable financials for SEC) and transfer manufacturing to PLSH. HR, Payroll and benefit services are optional.

2) Business is charged a minimal fee for accounting and HR if applicable. Target company is paid 98% positive cash flow monthly for the first year, 90% for year two and 80% for year three and thereafter, unless negotiated or sold at five times EBITDA.

3) Target company is provided an upside with PLSH restricted stock at closing and is locked up for a six-month period.

# Panacea Life Sciences



**Contact: Leslie Buttorff |Founder & CEO**
**leslie.buttorff@panacealife.com**